Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, T. Ritson Ferguson, President and Chief Executive Officer of CBRE Clarion Global Real Estate Income Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/28/2014	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

I, Jonathan A. Blome, Chief Financial Officer of CBRE Clarion Global Real Estate Income Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/28/2014	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer